                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 7, 2003

                       VALUE CITY DEPARTMENT STORES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        OHIO                        1-10767                      31-1322832
---------------------     -----------------------------     -------------------
 (State or other                (Commission File No.)          (IRS Employer
 Jurisdiction of                                               Identification
Incorporation or                                                 Number)
  Organization)

                              3241 WESTERVILLE ROAD
                              COLUMBUS, OHIO 43224
                                 (614) 471-4722
--------------------------------------------------------------------------------
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

 ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

               (c)   EXHIBITS.

                   Exhibit No.                      Description
                   -----------       ------------------------------------------

                       99.1 Value City Department Stores, Inc. press release dated April 29, 2003.

                       99.2 Consolidated Statements of Operations as corrected for the fourth quarter diluted earnings per share calculation.

ITEM 9.        REGULATION FD DISCLOSURE

On April 7, 2003, Value City Department Stores, Inc. (the "Company") issued a press release (the "Original Press Release") regarding its consolidated financial results for the fourth quarter and year ended February 1, 2003, in which the Company reported diluted earnings per share of $0.16 on its Consolidated Statements of Operations for the thirteen week period ended February 1, 2003. The Original Press Release was attached as Exhibit 99 to the Current Report on Form 8-K of the Company furnished to the U.S. Securities and Exchange Commission on April 8, 2003.

On April 29, 2003, the Company issued a press release to correct the diluted earnings per share number reported in the Original Press Release and to disclose that diluted earnings per share was $0.12 for the thirteen week period ended February 1, 2003.

The dollar amount of net income reported in the Original Press Release for the fourth quarter 2002 of $5.3 million is unchanged. The fourth quarter 2002 correction resulted from the number of shares used to calculate fully diluted earnings per share.

Fourth quarter earnings per share are as follows:



                                                        Thirteen Weeks Ended (Unaudited)
                                                        -------------------------------
                                                       February 1, 2003   February 1, 2003
                                                       ----------------   ----------------
                                                           AS AMENDED       AS ORIGINALLY
                                                                                FILED
Basic and diluted earnings (loss) per share:
Basic
-----
Income (loss) before extraordinary item and
  cumulative effect of accounting change                       $0.16          $0.16
Extraordinary (charge), net of income taxes                     --             --
Cumulative effect of accounting change,
  net of income taxes                                           --             --
-----------------------------------------------------------------------------------
Net income (loss)                                              $0.16          $0.16
-----------------------------------------------------------------------------------

Diluted
-------
Income (loss) before extraordinary item and
  cumulative effect of accounting change                       $0.12          $0.16
Extraordinary (charge), net of income taxes                     --             --
Cumulative effect of accounting change,
  net of income taxes                                           --             --
-----------------------------------------------------------------------------------
Net income (loss)                                              $0.12          $0.16
-----------------------------------------------------------------------------------

A copy of the Company's April 29, 2003, press release and the Company's Consolidated Statements of Operations as corrected for the fourth quarter diluted earnings per share calculation are furnished as exhibits to this Form 8-K/A No. 1 and are incorporated herein by reference. The information contained in this report on Form 8-K/A No. 1 is being furnished pursuant to Item 12 under
Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VALUE CITY DEPARTMENT STORES, INC.


Date: April 29, 2003                By:  /s/ James A. McGrady
                                         --------------------------------------
                                         James A. McGrady, Executive Vice
                                         President and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                          Description
------------------------     --------------------------------------------------

             99.1 Value City Department Stores, Inc. press release dated April 29, 2003.

             99.2 Consolidated Statements of Operations as corrected for the fourth quarter diluted earnings per share calculation.